EXHIBIT 4

Date: October __, 2003

Option No. 1

   25,000  Options

This certifies that, FOR VALUE RECEIVED, Sam Bergman  (the "Holder"), whose address is 1035 East 26th Street, Brooklyn, New York 11210, is the owner of the number of Options (the “Options”) set forth above, each of which entitles the Holder hereof, subject to the terms and conditions contained herein, to purchase one fully paid and nonassessable share of common stock, $.01 par value per share of Polymer Research Corp. of America, a New York corporation (the "Company"), upon the presentation and surrender of this Option at any time during the Exercise Term (hereinafter defined), and upon payment therefor, by cash or by certified check payable to the Company, of the Exercise Price (hereinafter defined).  This Option is not transferrable by the Holder.

1.

Exercise Term.  The Holder may exercise this Option, in whole or in minimum increments of 25,000 Shares, for a period (the “Exercise Term”) beginning on the effectiveness of Registration Statement on Form S-2 registering the Underlying Shares (as hereinafter defined) and ending February 14, 2004.

2.

Exercise Price.  Upon exercise of the Option granted hereby, the Holder may purchase shares of Common Stock per value $.01 per share of the Company (the “Underlying Shares”) at a price per share (the “Exercise Price”) equal to $.40 per share.

3.

Exercise of Options.    Upon surrender of this Option with the annexed Form of Exercise duly executed and payment at the Company’s principal offices of the appropriate Exercise Price, the Company shall within five business days thereafter issue certificates for the Underlying Shares so purchased to the Holder.  The Holder may exercise the purchase rights represented by this Option in whole or in minimum increments of 25,000 shares.

4.

Issuance of Certificates.  The Company shall issue certificates for Underlying Shares within 5 business days after such exercise.

OPTIONS-1

5.

Covenants of Holder.

5.1

Investment Intent.  By its acceptance of this Option, the Holder covenants and agrees that the Options are being acquired for its own account as an investment and not with a view to the distribution thereof.

5.2

Restrictions on Sale or Transfer.  The Holder acknowledges that the Option is not transferrable, and any attempt to do will be void.

6.

Registration Rights.

6.1

Registration Under the Securities Act of 1933.  The Options have not been registered for purposes of public distribution under the Act.

6.2

Registrable Securities.  As used herein the term "Registrable Security" means the Underlying Shares.

6.3

Registration Statement.  The Company has filed a registration statement with the Securities and Exchange Commission (the “SEC”) to effect the registration under the Securities Act of 1933, as amended, (the “Act”) of the Underlying Shares and will use its reasonable best efforts to cause such registration statement (the “Registration Statement”) to become effective as soon as is reasonably practicable and to remain effective during the Exercise Term of the Option.

6.4

Miscellaneous Registration Provisions.  The Company and the Holder agree as follows:

(a)

 The Company shall pay all costs, fees and expenses in connection with the Registration Statement filed pursuant to Section 6.3 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses, except for underwriting commissions and discounts, if any, payable by the Holder.

(b)

The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are requested by the Holder, except that the Company shall not, for any such purpose, be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process.

(c)

The Holder agrees to use its reasonable best efforts to cooperate with the Company in connection with any registration effected pursuant to this Section 6 and any additional listing on the over-the-counter Electronic Bulletin Board, including furnishing the Company with such information concerning the Holder and executing and delivering such documents as may be required by applicable securities laws.

OPTIONS-2

(d)

The Holder agrees to deliver the prospectus in the form contained in the effective Registration Statement on Form S-2 in connection with any sale by Holder of the Underlying Shares.

7.

Exchange and Replacement of Options.  This Option is exchangeable without expense, upon the surrender thereof by the Holder at the principal executive office of the Company, for a new Option of like tenor and date representing in the aggregate the right to purchase the same number of Underlying Shares in such denominations as shall be designated by the Holder at the time of such surrender.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Option, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Options, if mutilated, the Company will make and deliver a new Option of like tenor, in lieu thereof.  The Holder shall pay all transfer taxes payable in connection with any transfer of a Option.

8.

Reservation of Securities.  The Company shall at all times authorize, allot, reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Options, such number of shares of Common Stock as shall be issuable upon the exercise thereof.  The Company covenants and agrees that, upon exercise of this Option and payment of the Exercise Price therefor, all Underlying Shares issuable upon such exercise shall be duly and validly issued as fully paid and non-assessable shares and not subject to the preemptive rights of any shareholder and free and clear of all liens, claims and encumbrances of any nature whatsoever.

9.

No Rights Until Exercise.  The Holder of any Option shall not have solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Option.

10.

Governing Law; Jurisdiction.  (a) This Option has been negotiated and consummated in the State of New York and shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles governing conflicts of law.

(b) Each party irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Option, any document or instrument delivered pursuant to, in connection with or simultaneously with this Option, or a breach of this Option or any such document or instrument.

OPTIONS-3

IN WITNESS WHEREOF, the Company has caused this Option to be duly executed, manually or in facsimile, by its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

POLYMER RESEARCH CORP. OF AMERICA

Date:                    , 2003

By:

      President

OPTIONS-4

[FORM OF ELECTION TO PURCHASE]

The undersigned hereby elects to exercise the right, represented by the attached Option, to purchase ____ Shares and herewith tenders in payment for such number of Shares cash or a certified check payable to the order of The Company in the amount of $______, all in accordance with the terms hereof or other form of payment permitted by the Option. The undersigned requests that a certificate for such Shares be registered in the name(s) of ____________________, and delivered to ______________________. Payment of any required transfer tax accompanies this election.

The undersigned has read the Prospectus relating to the shares being purchased hereby and understand that the ownership of such shares involves a high degree of risk including those risk factors identified on pages 4 through 6 of the Prospectus.

Dated:

Signature:__________________________

OPTIONS-5

EXHIBIT 4

Date: October__, 2003

Option No. 2

   50,000  Options

This certifies that, FOR VALUE RECEIVED, Eva Carpenter  (the "Holder"), whose address is 2810 Meadowoods Drive, East Meadow, NY  11554, is the owner of the number of Options (the “Options”) set forth above, each of which entitles the Holder hereof, subject to the terms and conditions contained herein, to purchase one fully paid and nonassessable share of common stock, $.01 par value per share of Polymer Research Corp. of America, a New York corporation (the "Company"), upon the presentation and surrender of this Option at any time during the Exercise Term (hereinafter defined), and upon payment therefor, by cash or by certified check payable to the Company, of the Exercise Price (hereinafter defined).  This Option is not transferrable by the Holder.

1.

Exercise Term.  The Holder may exercise this Option, in whole or in minimum increments of 25,000 Shares, for a period (the “Exercise Term”) beginning on the effectiveness of Registration Statement on Form S-2 registering the Underlying Shares (as hereinafter defined) and ending February 14, 2004.

2.

Exercise Price.  Upon exercise of the Option granted hereby, the Holder may purchase shares of Common Stock per value $.01 per share of the Company (the “Underlying Shares”) at a price per share (the “Exercise Price”) equal to $.40 per share.

3.

Exercise of Options.    Upon surrender of this Option with the annexed Form of Exercise duly executed and payment at the Company’s principal offices of the appropriate Exercise Price, the Company shall within five business days thereafter issue certificates for the Underlying Shares so purchased to the Holder.  The Holder may exercise the purchase rights represented by this Option in whole or in minimum increments of 25,000 shares.

4.

Issuance of Certificates.  The Company shall issue certificates for Underlying Shares within 5 business days after such exercise.

OPTIONS-1

5.

Covenants of Holder.

5.1

Investment Intent.  By its acceptance of this Option, the Holder covenants and agrees that the Options are being acquired for its own account as an investment and not with a view to the distribution thereof.

5.2

Restrictions on Sale or Transfer.  The Holder acknowledges that the Option is not transferrable, and any attempt to do will be void.

6.

Registration Rights.

6.1

Registration Under the Securities Act of 1933.  The Options have not been registered for purposes of public distribution under the Act.

6.2

Registrable Securities.  As used herein the term "Registrable Security" means the Underlying Shares.

6.3

Registration Statement.  The Company has filed a registration statement with the Securities and Exchange Commission (the “SEC”) to effect the registration under the Securities Act of 1933, as amended, (the “Act”) of the Underlying Shares and will use its reasonable best efforts to cause such registration statement (the “Registration Statement”) to become effective as soon as is reasonably practicable and to remain effective during the Exercise Term of the Option.

6.4

Miscellaneous Registration Provisions.  The Company and the Holder agree as follows:

(a)

 The Company shall pay all costs, fees and expenses in connection with the Registration Statement filed pursuant to Section 6.3 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses, except for underwriting commissions and discounts, if any, payable by the Holder.

(b)

The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are requested by the Holder, except that the Company shall not, for any such purpose, be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process.

(c)

The Holder agrees to use its reasonable best efforts to cooperate with the Company in connection with any registration effected pursuant to this Section 6 and any additional listing on the over-the-counter Electronic Bulletin Board, including furnishing the Company with such information concerning the Holder and executing and delivering such documents as may be required by applicable securities laws.

OPTIONS-2

(d)

The Holder agrees to deliver the prospectus in the form contained in the effective Registration Statement on Form S-2 in connection with any sale by Holder of the Underlying Shares.

7.

Exchange and Replacement of Options.  This Option is exchangeable without expense, upon the surrender thereof by the Holder at the principal executive office of the Company, for a new Option of like tenor and date representing in the aggregate the right to purchase the same number of Underlying Shares in such denominations as shall be designated by the Holder at the time of such surrender.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Option, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Options, if mutilated, the Company will make and deliver a new Option of like tenor, in lieu thereof.  The Holder shall pay all transfer taxes payable in connection with any transfer of a Option.

8.

Reservation of Securities.  The Company shall at all times authorize, allot, reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Options, such number of shares of Common Stock as shall be issuable upon the exercise thereof.  The Company covenants and agrees that, upon exercise of this Option and payment of the Exercise Price therefor, all Underlying Shares issuable upon such exercise shall be duly and validly issued as fully paid and non-assessable shares and not subject to the preemptive rights of any shareholder and free and clear of all liens, claims and encumbrances of any nature whatsoever.

9.

No Rights Until Exercise.  The Holder of any Option shall not have solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Option.

10.

Governing Law; Jurisdiction.  (a) This Option has been negotiated and consummated in the State of New York and shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles governing conflicts of law.

(b) Each party irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Option, any document or instrument delivered pursuant to, in connection with or simultaneously with this Option, or a breach of this Option or any such document or instrument.

OPTIONS-3

IN WITNESS WHEREOF, the Company has caused this Option to be duly executed, manually or in facsimile, by its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

POLYMER RESEARCH CORP. OF AMERICA

Date:                    , 2003

By:

      President

OPTIONS-4

[FORM OF ELECTION TO PURCHASE]

The undersigned hereby elects to exercise the right, represented by the attached Option, to purchase ____ Shares and herewith tenders in payment for such number of Shares cash or a certified check payable to the order of The Company in the amount of $______, all in accordance with the terms hereof or other form of payment permitted by the Option. The undersigned requests that a certificate for such Shares be registered in the name(s) of ____________________, and delivered to ______________________. Payment of any required transfer tax accompanies this election.

The undersigned has read the Prospectus relating to the shares being purchased hereby and understand that the ownership of such shares involves a high degree of risk including those risk factors identified on pages 4 through 6 of the Prospectus.

Dated:

Signature:__________________________

OPTIONS-5

EXHIBIT 4

Date: October __, 2003

Option No. 3

   200,000  Options

This certifies that, FOR VALUE RECEIVED, Harry Rasp  (the "Holder"), whose address is 2108 Quentin Road, Brooklyn, N.Y. 11229, is the owner of the number of Options (the “Options”) set forth above, each of which entitles the Holder hereof, subject to the terms and conditions contained herein, to purchase one fully paid and nonassessable share of common stock, $.01 par value per share of Polymer Research Corp. of America, a New York corporation (the "Company"), upon the presentation and surrender of this Option at any time during the Exercise Term (hereinafter defined), and upon payment therefor, by cash or by certified check payable to the Company, of the Exercise Price (hereinafter defined).  This Option is not transferrable by the Holder.

1.

Exercise Term.  The Holder may exercise this Option, in whole or in minimum increments of 25,000 Shares, for a period (the “Exercise Term”) beginning on the effectiveness of Registration Statement on Form S-2 registering the Underlying Shares (as hereinafter defined) and ending February 14, 2004.

2.

Exercise Price.  Upon exercise of the Option granted hereby, the Holder may purchase shares of Common Stock per value $.01 per share of the Company (the “Underlying Shares”) at a price per share (the “Exercise Price”) equal to $.40 per share.

3.

Exercise of Options.    Upon surrender of this Option with the annexed Form of Exercise duly executed and payment at the Company’s principal offices of the appropriate Exercise Price, the Company shall within five business days thereafter issue certificates for the Underlying Shares so purchased to the Holder.  The Holder may exercise the purchase rights represented by this Option in whole or in minimum increments of 25,000 shares.

4.

Issuance of Certificates.  The Company shall issue certificates for Underlying Shares within 5 business days after such exercise.

OPTIONS-1

5.

Covenants of Holder.

5.1

Investment Intent.  By its acceptance of this Option, the Holder covenants and agrees that the Options are being acquired for its own account as an investment and not with a view to the distribution thereof.

5.2

Restrictions on Sale or Transfer.  The Holder acknowledges that the Option is not transferrable, and any attempt to do will be void.

6.

Registration Rights.

6.1

Registration Under the Securities Act of 1933.  The Options have not been registered for purposes of public distribution under the Act.

6.2

Registrable Securities.  As used herein the term "Registrable Security" means the Underlying Shares.

6.3

Registration Statement.  The Company has filed a registration statement with the Securities and Exchange Commission (the “SEC”) to effect the registration under the Securities Act of 1933, as amended, (the “Act”) of the Underlying Shares and will use its reasonable best efforts to cause such registration statement (the “Registration Statement”) to become effective as soon as is reasonably practicable and to remain effective during the Exercise Term of the Option.

6.4

Miscellaneous Registration Provisions.  The Company and the Holder agree as follows:

(a)

 The Company shall pay all costs, fees and expenses in connection with the Registration Statement filed pursuant to Section 6.3 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses, except for underwriting commissions and discounts, if any, payable by the Holder.

(b)

The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are requested by the Holder, except that the Company shall not, for any such purpose, be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process.

(c)

The Holder agrees to use its reasonable best efforts to cooperate with the Company in connection with any registration effected pursuant to this Section 6 and any additional listing on the over-the-counter Electronic Bulletin Board, including furnishing the Company with such information concerning the Holder and executing and delivering such documents as may be required by applicable securities laws.

OPTIONS-2

(d)

The Holder agrees to deliver the prospectus in the form contained in the effective Registration Statement on Form S-2 in connection with any sale by Holder of the Underlying Shares.

7.

Exchange and Replacement of Options.  This Option is exchangeable without expense, upon the surrender thereof by the Holder at the principal executive office of the Company, for a new Option of like tenor and date representing in the aggregate the right to purchase the same number of Underlying Shares in such denominations as shall be designated by the Holder at the time of such surrender.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Option, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Options, if mutilated, the Company will make and deliver a new Option of like tenor, in lieu thereof.  The Holder shall pay all transfer taxes payable in connection with any transfer of a Option.

8.

Reservation of Securities.  The Company shall at all times authorize, allot, reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Options, such number of shares of Common Stock as shall be issuable upon the exercise thereof.  The Company covenants and agrees that, upon exercise of this Option and payment of the Exercise Price therefor, all Underlying Shares issuable upon such exercise shall be duly and validly issued as fully paid and non-assessable shares and not subject to the preemptive rights of any shareholder and free and clear of all liens, claims and encumbrances of any nature whatsoever.

9.

No Rights Until Exercise.  The Holder of any Option shall not have solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Option.

10.

Governing Law; Jurisdiction.  (a) This Option has been negotiated and consummated in the State of New York and shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles governing conflicts of law.

(b) Each party irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Option, any document or instrument delivered pursuant to, in connection with or simultaneously with this Option, or a breach of this Option or any such document or instrument.

OPTIONS-3

IN WITNESS WHEREOF, the Company has caused this Option to be duly executed, manually or in facsimile, by its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

POLYMER RESEARCH CORP. OF AMERICA

Date:                    , 2003

By:

      President

OPTIONS-4

[FORM OF ELECTION TO PURCHASE]

The undersigned hereby elects to exercise the right, represented by the attached Option, to purchase ____ Shares and herewith tenders in payment for such number of Shares cash or a certified check payable to the order of The Company in the amount of $______, all in accordance with the terms hereof or other form of payment permitted by the Option. The undersigned requests that a certificate for such Shares be registered in the name(s) of ____________________, and delivered to ______________________. Payment of any required transfer tax accompanies this election.

The undersigned has read the Prospectus relating to the shares being purchased hereby and understand that the ownership of such shares involves a high degree of risk including those risk factors identified on pages 4 through 6 of the Prospectus.

Dated:

Signature:__________________________

OPTIONS-5

EXHIBIT 4

Date: October__, 2003

Option No. 4

   225,000  Options

This certifies that, FOR VALUE RECEIVED, Richard Stapen  (the "Holder"), whose address is 56 Orchard Drive, Woodbury, N.Y. 11797, is the owner of the number of Options (the “Options”) set forth above, each of which entitles the Holder hereof, subject to the terms and conditions contained herein, to purchase one fully paid and nonassessable share of common stock, $.01 par value per share of Polymer Research Corp. of America, a New York corporation (the "Company"), upon the presentation and surrender of this Option at any time during the Exercise Term (hereinafter defined), and upon payment therefor, by cash or by certified check payable to the Company, of the Exercise Price (hereinafter defined).  This Option is not transferrable by the Holder.

1.

Exercise Term.  The Holder may exercise this Option, in whole or in minimum increments of 25,000 Shares, for a period (the “Exercise Term”) beginning on the effectiveness of Registration Statement on Form S-2 registering the Underlying Shares (as hereinafter defined) and ending February 14, 2004.

2.

Exercise Price.  Upon exercise of the Option granted hereby, the Holder may purchase shares of Common Stock per value $.01 per share of the Company (the “Underlying Shares”) at a price per share (the “Exercise Price”) equal to $.40 per share.

3.

Exercise of Options.    Upon surrender of this Option with the annexed Form of Exercise duly executed and payment at the Company’s principal offices of the appropriate Exercise Price, the Company shall within five business days thereafter issue certificates for the Underlying Shares so purchased to the Holder.  The Holder may exercise the purchase rights represented by this Option in whole or in minimum increments of 25,000 shares.

4.

Issuance of Certificates.  The Company shall issue certificates for Underlying Shares within 5 business days after such exercise.

OPTIONS-1

5.

Covenants of Holder.

5.1

Investment Intent.  By its acceptance of this Option, the Holder covenants and agrees that the Options are being acquired for its own account as an investment and not with a view to the distribution thereof.

5.2

Restrictions on Sale or Transfer.  The Holder acknowledges that the Option is not transferrable, and any attempt to do will be void.

6.

Registration Rights.

6.1

Registration Under the Securities Act of 1933.  The Options have not been registered for purposes of public distribution under the Act.

6.2

Registrable Securities.  As used herein the term "Registrable Security" means the Underlying Shares.

6.3

Registration Statement.  The Company has filed a registration statement with the Securities and Exchange Commission (the “SEC”) to effect the registration under the Securities Act of 1933, as amended, (the “Act”) of the Underlying Shares and will use its reasonable best efforts to cause such registration statement (the “Registration Statement”) to become effective as soon as is reasonably practicable and to remain effective during the Exercise Term of the Option.

6.4

Miscellaneous Registration Provisions.  The Company and the Holder agree as follows:

(a)

 The Company shall pay all costs, fees and expenses in connection with the Registration Statement filed pursuant to Section 6.3 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses, except for underwriting commissions and discounts, if any, payable by the Holder.

(b)

The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are requested by the Holder, except that the Company shall not, for any such purpose, be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process.

(c)

The Holder agrees to use its reasonable best efforts to cooperate with the Company in connection with any registration effected pursuant to this Section 6 and any additional listing on the over-the-counter Electronic Bulletin Board, including furnishing the Company with such information concerning the Holder and executing and delivering such documents as may be required by applicable securities laws.

OPTIONS-2

(d)

The Holder agrees to deliver the prospectus in the form contained in the effective Registration Statement on Form S-2 in connection with any sale by Holder of the Underlying Shares.

7.

Exchange and Replacement of Options.  This Option is exchangeable without expense, upon the surrender thereof by the Holder at the principal executive office of the Company, for a new Option of like tenor and date representing in the aggregate the right to purchase the same number of Underlying Shares in such denominations as shall be designated by the Holder at the time of such surrender.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Option, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Options, if mutilated, the Company will make and deliver a new Option of like tenor, in lieu thereof.  The Holder shall pay all transfer taxes payable in connection with any transfer of a Option.

8.

Reservation of Securities.  The Company shall at all times authorize, allot, reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Options, such number of shares of Common Stock as shall be issuable upon the exercise thereof.  The Company covenants and agrees that, upon exercise of this Option and payment of the Exercise Price therefor, all Underlying Shares issuable upon such exercise shall be duly and validly issued as fully paid and non-assessable shares and not subject to the preemptive rights of any shareholder and free and clear of all liens, claims and encumbrances of any nature whatsoever.

9.

No Rights Until Exercise.  The Holder of any Option shall not have solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Option.

10.

Governing Law; Jurisdiction.  (a) This Option has been negotiated and consummated in the State of New York and shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles governing conflicts of law.

(b) Each party irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Option, any document or instrument delivered pursuant to, in connection with or simultaneously with this Option, or a breach of this Option or any such document or instrument.

OPTIONS-3

IN WITNESS WHEREOF, the Company has caused this Option to be duly executed, manually or in facsimile, by its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

POLYMER RESEARCH CORP. OF AMERICA

Date:                    , 2003

By:

      President

OPTIONS-4

[FORM OF ELECTION TO PURCHASE]

The undersigned hereby elects to exercise the right, represented by the attached Option, to purchase ____ Shares and herewith tenders in payment for such number of Shares cash or a certified check payable to the order of The Company in the amount of $______, all in accordance with the terms hereof or other form of payment permitted by the Option. The undersigned requests that a certificate for such Shares be registered in the name(s) of ____________________, and delivered to ______________________. Payment of any required transfer tax accompanies this election.

The undersigned has read the Prospectus relating to the shares being purchased hereby and understand that the ownership of such shares involves a high degree of risk including those risk factors identified on pages 4 through 6 of the Prospectus.

Dated:

Signature:__________________________

OPTIONS-5